                                                                    Exhibit 99.2


                       DVI Receivables XI, L.L.C. 2000-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004


                                                  Sept Report      Oct Report      Nov Report      Dec Report       Jan Report
                                                  for August      for September   for October     for November     for December
                                                   Activity         Activity       Activity         Activity         Activity
                                                 -------------------------------------------------------------------------------
I.  RECONCILIATION OF COLLECTION ACCOUNT:
End of Period Collection Account Balance as of
 Prior Payment Date:                             $  228,350.64   $          --   $          --   $           --   $           --
Available Funds:
      Contract payments received in this period  $2,718,343.88   $2,756,557.52   $2,626,684.21   $ 2,683,359.31   $ 2,929,352.10
      Sales, Use and Property Tax, Maintenance,
       Late Charges                              $   54,463.40   $   74,167.96   $   69,212.17   $    67,694.45   $    68,594.35
      Prepayment Amount related to early
       termination in this period                $  217,930.45   $   76,183.98   $    1,562.00   $    32,912.15   $   450,471.80
      August Collections distributed on August
       payment dates                             $ (111,520.00)  $          --   $          --   $           --   $           --
      Proceeds received from recoveries on
       previously Defaulted Contracts            $          --   $          --   $          --   $           --   $           --
      Transfer from Reserve Account              $    2,106.77   $    2,048.56   $    2,085.74   $     2,023.79   $     2,112.72
      Interest Earned on Collection Account      $    1,854.32   $    2,536.07   $    4,097.31   $     5,454.27   $     7,109.54
      Interest Earned on Affiliated SPG Account  $       79.59   $      110.76   $      174.54   $       242.82   $       423.13
      Amounts paid per Contribution & Servicing
       Agreement Section 7.01 - Substitution     $          --   $          --   $          --   $           --   $           --
      Amounts paid under Insurance Policies      $          --   $          --   $          --   $           --   $           --
      Any other amounts - Misapplied Cash        $ (329,141.00)  $          --   $          --   $           --   $           --
      Unreconciled Cash Shortfall                $          --   $          --   $          --   $           --   $           --
                                                 -------------------------------------------------------------------------------
      Total Available Funds                      $2,782,468.05   $2,911,604.85   $2,703,815.97   $ 2,791,686.79   $ 3,458,063.64
      Less Amounts to be Retained in Collection
       Account                                   $          --   $          --   $          --   $           --   $           --
                                                 -------------------------------------------------------------------------------
      AMOUNT TO BE DISTRIBUTED IN CURRENT MONTH  $2,782,468.05   $2,911,604.85   $2,703,815.97   $ 2,791,686.79   $ 3,458,063.64
                                                 ===============================================================================
      CUMULATIVE AMOUNT TO BE DISTRIBUTED                        $5,694,072.90   $8,397,888.88   $11,189,575.66   $14,647,639.30
                                                                 ===============================================================

DISTRIBUTION OF FUNDS:
1. To Trustee-Fees & Expenses *                  $          --   $          --   $          --   $           --   $           --
2. To Servicer, any unreimbursed
    Nonrecoverable Advances or Servicer
    Advances                                     $          --   $          --   $          --   $           --   $           --
3. To Servicer, Tax, Maintenance, Late
    Charges                                      $   54,463.40   $   74,167.96   $   69,212.17   $    67,694.45   $    68,594.35
4. To Servicer, Servicing Fee and other
    Servicing Compensations                      $   28,236.30   $   26,972.31   $   25,833.51   $    24,714.60   $    23,318.95
5. To USBank Portfolio Services as
    Successor Servicer                           $          --   $          --   $          --   $           --   $           --
6. To Noteholders
    Class A1 Interest                            $          --   $          --   $          --   $           --   $           --
    Class A2 Interest                            $          --   $          --   $          --   $           --   $           --
    Class A3 Interest                            $          --   $          --   $          --   $           --   $           --
    Class A4 Interest                            $  429,590.42   $  429,590.42   $  429,590.42   $   429,590.42   $   429,590.42
    Class B Interest                             $    7,297.75   $    7,297.75   $    7,297.75   $     7,297.75   $     7,297.75
    Class C Interest                             $   14,790.14   $   14,790.14   $   14,790.14   $    14,790.14   $    14,790.14
    Class D Interest                             $   10,462.24   $   10,462.24   $   10,462.24   $    10,462.24   $    10,462.24
    Class E Interest                             $   16,751.55   $   16,751.55   $   16,751.55   $    16,751.55   $    16,751.55
    Class A1 Principal                           $          --   $          --   $          --   $           --   $           --
    Class A2 Principal
     (distributed after A1 Note matures)         $          --   $          --   $          --   $           --   $           --
    Class A3 Principal
     (distributed after A2 Note matures)         $          --   $          --   $          --   $           --   $           --
    Class A4 Principal
     (distributed after A3 Note matures)         $          --   $          --   $          --   $           --   $           --
    Class B Principal                            $          --   $          --   $          --   $           --   $           --
    Class C Principal                            $          --   $          --   $          --   $           --   $           --
    Class D Principal                            $          --   $          --   $          --   $           --   $           --
    Class E Principal                            $          --   $          --   $          --   $           --   $           --
7. To Reserve Account for Requirement
    per Indenture Agreement Section 3.08
    (Provided no Amortization Event)             $          --   $          --   $          --   $           --   $           --
8. To Issuer-Residual Principal and
    Interest and Reserve Account
    Distribution
   a) Residual Interest
       (Provided no Restricting or
       Amortization Event in effect)             $          --   $          --   $          --   $           --   $           --
   b) Residual Principal (Provided no
       Restricting or Amortization
       Event in effect)                          $          --   $          --   $          --   $           --   $           --
   c) Reserve Account Distribution
       (Provided no Restricting or
       Amortization Event in effect)             $          --   $          --   $          --   $           --   $           --
                                                 -------------------------------------------------------------------------------
TOTAL FUNDS DISTRIBUTED FOR CURRENT MONTH        $  561,591.80   $  580,032.37   $  573,937.78   $   571,301.15   $   570,805.40
                                                 ===============================================================================
CUMULATIVE AMOUNT OF TOTAL FUNDS DISTRIBUTED                     $1,141,624.16   $1,715,561.94   $ 2,286,863.10   $ 2,857,668.50
                                                                 ===============================================================
End of Period Collection Account Balance
 (Includes Payments in Advance &
 Restricting Event Funds (If any))               $          --   $          --   $          --   $           --   $           --
                                                 ===============================================================================


* Pursuant to the Settlement Agreement, the servicer reimbursed the trustee for substantially all trustee fees and expenses except for the amounts noted above.

                                                                     Aggregate
                                                   Feb Report         Amounts        Previously     Net Amount
                                                  for January       of Sept-Feb     Distributed     to Transfer
                                                    Activity          Reports        by Trustee     on Feb. 27
                                                 ----------------------------------------------------------------
I.  RECONCILIATION OF COLLECTION ACCOUNT:
End of Period Collection Account Balance as of
 Prior Payment Date:                             $           --   $   228,350.64
Available Funds:
      Contract payments received in this period  $ 2,603,549.60   $16,317,846.62
      Sales, Use and Property Tax, Maintenance,
       Late Charges                              $    72,048.48   $   406,180.81
      Prepayment Amount related to early
       termination in this period                $   302,155.51   $ 1,081,215.89
      August Collections distributed on August
       payment dates                             $           --   $  (111,520.00)
      Proceeds received from recoveries on
       previously Defaulted Contracts            $           --   $           --
      Transfer from Reserve Account              $ 2,927,112.21   $ 2,937,489.79
      Interest Earned on Collection Account      $     7,621.82   $    28,673.33
      Interest Earned on Affiliated SPG Account  $       470.62   $     1,501.46
      Amounts paid per Contribution & Servicing
       Agreement Section 7.01 - Substitution     $           --   $           --
      Amounts paid under Insurance Policies      $           --   $           --
      Any other amounts - Misapplied Cash        $           --   $  (329,141.00)
      Unreconciled Cash Shortfall                $   (59,957.52)  $   (59,957.52)
                                                 -------------------------------
      Total Available Funds                      $ 5,853,000.72   $20,500,640.02
      Less Amounts to be Retained in Collection
       Account                                   $           --   $           --
                                                 -------------------------------
      AMOUNT TO BE DISTRIBUTED IN CURRENT MONTH  $ 5,853,000.72   $20,500,640.02
                                                 ===============================
      CUMULATIVE AMOUNT TO BE DISTRIBUTED        $20,500,640.02
                                                 ==============

DISTRIBUTION OF FUNDS:
1. To Trustee-Fees & Expenses *                  $     9,618.14   $     9,618.14   $          --   $     9,618.14
2. To Servicer, any unreimbursed
    Nonrecoverable Advances or Servicer
    Advances                                     $ 1,443,377.02   $ 1,443,377.02   $1,443,377.02   $           --
3. To Servicer, Tax, Maintenance, Late
    Charges                                      $    67,959.90   $   402,092.23   $  334,132.33   $    67,959.90
4. To Servicer, Servicing Fee and other
    Servicing Compensations                      $    11,013.78   $   140,089.45   $  129,075.66   $    11,013.79
5. To USBank Portfolio Services as
    Successor Servicer                           $    15,102.36   $    15,102.36   $          --   $    15,102.36
6. To Noteholders
    Class A1 Interest                            $           --   $           --   $          --   $           --
    Class A2 Interest                            $           --   $           --   $          --   $           --
    Class A3 Interest                            $           --   $           --   $          --   $           --
    Class A4 Interest                            $   429,590.42   $ 2,577,542.54   $2,577,542.54   $        (0.00)
    Class B Interest                             $     7,297.75   $    43,786.50   $   43,786.50   $         0.00
    Class C Interest                             $    14,790.14   $    88,740.83   $   88,740.83   $         0.00
    Class D Interest                             $    10,462.24   $    62,773.41   $   62,773.41   $         0.00
    Class E Interest                             $    16,751.55   $   100,509.32   $  100,509.32   $         0.00
    Class A1 Principal                           $           --   $           --   $          --   $           --
    Class A2 Principal
     (distributed after A1 Note matures)         $           --   $           --   $          --   $           --
    Class A3 Principal
     (distributed after A2 Note matures)         $           --   $           --   $          --   $           --
    Class A4 Principal
     (distributed after A3 Note matures)         $15,617,008.22   $15,617,008.22   $          --   $15,617,008.22
    Class B Principal                            $           --   $           --   $          --   $           --
    Class C Principal                            $           --   $           --   $          --   $           --
    Class D Principal                            $           --   $           --   $          --   $           --
    Class E Principal                            $           --   $           --   $          --   $           --
7. To Reserve Account for Requirement
    per Indenture Agreement Section 3.08
    (Provided no Amortization Event)             $           --   $           --   $          --   $           --
8. To Issuer-Residual Principal and
    Interest and Reserve Account
    Distribution
   a) Residual Interest (Provided no Restricting
       or Amortization Event in effect)          $           --   $           --   $          --   $           --
   b) Residual Principal (Provided no
       Restricting or Amortization
       Event in effect)                          $           --   $           --   $          --   $           --
   c) Reserve Account Distribution
       (Provided no Restricting or
       Amortization Event in effect)             $           --   $           --   $          --   $           --
                                                 ----------------------------------------------------------------
TOTAL FUNDS DISTRIBUTED FOR CURRENT MONTH        $17,642,971.52   $20,500,640.02   $4,779,937.61   $15,720,702.41
                                                 ================================================================
CUMULATIVE AMOUNT OF TOTAL FUNDS DISTRIBUTED     $20,500,640.02
                                                 ==============
End of Period Collection Account Balance
 (Includes Payments in Advance &
 Restricting Event Funds (If any))               $           --   $           --
                                                 ===============================


* Pursuant to the Settlement Agreement, the servicer reimbursed the trustee for substantially all trustee fees and expenses except for the amounts noted above.


                                                  Sept Report      Oct Report      Nov Report      Dec Report       Jan Report
                                                  for August      for September   for October     for November     for December
                                                   Activity         Activity       Activity         Activity         Activity
                                                 ------------------------------------------------------------------------------
II. RESERVE ACCOUNT
     Beginning Balance                           $2,925,289.09   $2,925,289.09   $2,925,289.09   $2,925,289.09    $2,925,289.09
      -Add Investment Earnings                   $    2,106.77   $    2,048.56   $    2,085.74   $    2,023.79    $    2,112.72
      -Add Transfer from Certificate Account
       (To Satisfy Reserve Account Requirement)  $          --   $          --   $          --   $          --    $          --
      -Less Distribution to Certificate Account  $    2,106.77   $    2,048.56   $    2,085.74   $    2,023.79    $    2,112.72
                                                 ------------------------------------------------------------------------------
     End of Period Balance                       $2,925,289.09   $2,925,289.09   $2,925,289.09   $2,925,289.09    $2,925,289.09
                                                 ==============================================================================
     Reserve Account Requirement
      (Lesser of: (i) Initial Reserve Account
      Required Amount, or (ii) Sum of Class A,
      Class B, Class C, Class D, and Class E
      Note Balances (Provided no
      Amortization Event))                       $2,925,289.09   $2,925,289.09   $2,925,289.09   $2,925,289.09    $2,925,289.09


                                                   Feb Report
                                                  for January
                                                    Activity
                                                 --------------
II. RESERVE ACCOUNT
     Beginning Balance                           $2,925,289.09
      -Add Investment Earnings                   $    1,823.12
      -Add Transfer from Certificate Account
       (To Satisfy Reserve Account Requirement)  $          --
      -Less Distribution to Certificate Account  $2,927,112.21
                                                 -------------
     End of Period Balance                       $          --
                                                 =============
     Reserve Account Requirement
      (Lesser of: (i) Initial Reserve Account
      Required Amount, or (ii) Sum of Class A,
      Class B, Class C, Class D, and Class E
      Note Balances (Provided no
      Amortization Event))                       $          --

                       DVI Receivables XI, L.L.C. 2000-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004



                                                  Sept Report      Oct Report      Nov Report      Dec Report       Jan Report
                                                  for August      for September   for October     for November     for December
                                                   Activity         Activity       Activity         Activity         Activity
                                                 -------------------------------------------------------------------------------
III. CLASS A NOTE AGGREGATE PRINCIPAL BALANCE
      Beginning Aggregate Principal Balance of
        the Class A Notes                        $66,260,733.57  $66,260,733.57  $66,260,733.57  $66,260,733.57   $66,260,733.57

       Class A Overdue Interest, If Any          $           --  $           --  $           --  $           --   $           --
       Class A Monthly Interest                  $   429,590.42  $   429,590.42  $   429,590.42  $   429,590.42   $   429,590.42
       Class A Overdue Principal, If Any         $           --  $           --  $           --  $           --   $           --
       Class A Monthly Principal                 $           --  $           --  $           --  $           --   $           --
                                                 -------------------------------------------------------------------------------
      Ending Aggregate Principal Balance of
        the Class A Notes                        $66,260,733.57  $66,260,733.57  $66,260,733.57  $66,260,733.57   $66,260,733.57
                                                 ===============================================================================

                                                   Feb Report
                                                  for January
                                                    Activity
                                                 --------------
III. CLASS A NOTE AGGREGATE PRINCIPAL BALANCE
      Beginning Aggregate Principal Balance of
        the Class A Notes                        $66,260,733.57

       Class A Overdue Interest, If Any          $           --
       Class A Monthly Interest                  $   429,590.42
       Class A Overdue Principal, If Any         $           --
       Class A Monthly Principal                 $15,617,008.22
                                                 --------------
      Ending Aggregate Principal Balance of
        the Class A Notes                        $50,643,725.35
                                                 ==============



                                                  Sept Report      Oct Report      Nov Report      Dec Report       Jan Report
                                                  for August      for September   for October     for November     for December
                                                   Activity         Activity       Activity         Activity         Activity
                                                 -------------------------------------------------------------------------------
IV. CLASS A NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the
       Class A Notes
      Class A1                                   $           --  $           --  $           --  $           --   $           --
      Class A2                                   $           --  $           --  $           --  $           --   $           --
      Class A3                                   $           --  $           --  $           --  $           --   $           --
      Class A4                                   $66,260,733.57  $66,260,733.57  $66,260,733.57  $66,260,733.57   $66,260,733.57
                                                 -------------------------------------------------------------------------------
                                                 $66,260,733.57  $66,260,733.57  $66,260,733.57  $66,260,733.57   $66,260,733.57

Class A Monthly Interest

      Class A1 (Actual Number Days/360           $           --  $           --  $           --  $           --   $           --
      Class A2                                   $           --  $           --  $           --  $           --   $           --
      Class A3                                   $           --  $           --  $           --  $           --   $           --
      Class A4                                   $   429,590.42  $   429,590.42  $   429,590.42  $   429,590.42   $   429,590.42

Class A Monthly Principal

      Class A1                                   $           --  $           --  $           --  $           --   $           --
      Class A2                                   $           --  $           --  $           --  $           --   $           --
      Class A3                                   $           --  $           --  $           --  $           --   $           --
      Class A4                                   $           --  $           --  $           --  $           --   $           --
                                                 -------------------------------------------------------------------------------
                                                 $           --  $           --  $           --  $           --   $           --
Ending Principal Balance of the
 Class A Notes
      Class A1                                   $           --  $           --  $           --  $           --   $           --
      Class A2                                   $           --  $           --  $           --  $           --   $           --
      Class A3                                   $           --  $           --  $           --  $           --   $           --
      Class A4
             CUSIP 23335AAD7                     $66,260,733.57  $66,260,733.57  $66,260,733.57  $66,260,733.57   $66,260,733.57
                                                 -------------------------------------------------------------------------------
                                                 $66,260,733.57  $66,260,733.57  $66,260,733.57  $66,260,733.57   $66,260,733.57
                                                 ===============================================================================

Class A4

Interest Paid Per $1,000
             Original Face $95,625,000                4.4924489       4.4924489       4.4924489       4.4924489        4.4924489
Principal Paid Per $1,000
             Original Face $95,625,000                0.0000000       0.0000000       0.0000000       0.0000000        0.0000000
Ending Principal
             Balance Factor                           0.6929227       0.6929227       0.6929227       0.6929227        0.6929227


                                                   Feb Report
                                                  for January
                                                    Activity
                                                 --------------
IV. CLASS A NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the
       Class A Notes
      Class A1                                   $           --
      Class A2                                   $           --
      Class A3                                   $           --
      Class A4                                   $66,260,733.57
                                                 --------------
                                                 $66,260,733.57

Class A Monthly Interest

      Class A1 (Actual Number Days/360           $           --
      Class A2                                   $           --
      Class A3                                   $           --
      Class A4                                   $   429,590.42

Class A Monthly Principal

      Class A1                                   $           --
      Class A2                                   $           --
      Class A3                                   $           --
      Class A4                                   $15,617,008.22
                                                 --------------
                                                 $15,617,008.22
Ending Principal Balance of the
 Class A Notes
      Class A1                                   $           --
      Class A2                                   $           --
      Class A3                                   $           --
      Class A4
             CUSIP 23335AAD7                     $50,643,725.35
                                                 --------------
                                                 $50,643,725.35
                                                 ==============

Class A4

Interest Paid Per $1,000
             Original Face $95,625,000                4.4924489
Principal Paid Per $1,000
             Original Face $95,625,000              163.3151187
Ending Principal
             Balance Factor                           0.5296076



                                                  Sept Report      Oct Report      Nov Report      Dec Report       Jan Report
                                                  for August      for September   for October     for November     for December
                                                   Activity         Activity       Activity         Activity         Activity
                                                 ------------------------------------------------------------------------------
V. CLASS B NOTE PRINCIPAL BALANCE
             CUSIP 23335AAE5

    Beginning Principal Balance of the
     Class B Notes                               $1,128,518.15   $1,128,518.15   $1,128,518.15   $1,128,518.15    $1,128,518.15

    Class B Overdue Interest, If Any             $          --   $          --   $          --   $          --    $          --
    Class B Monthly Interest                     $    7,297.75   $    7,297.75   $    7,297.75   $    7,297.75    $    7,297.75
    Class B Overdue Principal, If Any            $          --   $          --   $          --   $          --    $          --
    Class B Monthly Principal                    $          --   $          --   $          --   $          --    $          --
                                                 ------------------------------------------------------------------------------

    Ending Principal Balance of the
     Class B Notes                               $1,128,518.15   $1,128,518.15   $1,128,518.15   $1,128,518.15    $1,128,518.15
                                                 ==============================================================================

    Interest Paid Per $1,000
             Original Face $4,387,000                1.6634946       1.6634946       1.6634946       1.6634946        1.6634946
    Principal Paid Per $1,000
             Original Face $4,387,000                0.0000000       0.0000000       0.0000000       0.0000000        0.0000000
    Ending Principal
             Balance Factor                          0.2572414       0.2572414       0.2572414       0.2572414        0.2572414



                                                   Feb Report
                                                  for January
                                                    Activity
                                                 -------------
V. CLASS B NOTE PRINCIPAL BALANCE
             CUSIP 23335AAE5

    Beginning Principal Balance of the
     Class B Notes                               $1,128,518.15

    Class B Overdue Interest, If Any             $          --
    Class B Monthly Interest                     $    7,297.75
    Class B Overdue Principal, If Any            $          --
    Class B Monthly Principal                    $          --
                                                 -------------

    Ending Principal Balance of the
     Class B Notes                               $1,128,518.15
                                                 =============

    Interest Paid Per $1,000
             Original Face $4,387,000                1.6634946
    Principal Paid Per $1,000
             Original Face $4,387,000                0.0000000
    Ending Principal
             Balance Factor                          0.2572414


                                                  Sept Report      Oct Report      Nov Report      Dec Report       Jan Report
                                                  for August      for September   for October     for November     for December
                                                   Activity         Activity       Activity         Activity         Activity
                                                 ------------------------------------------------------------------------------
VI. CLASS C NOTE PRINCIPAL BALANCE
             CUSIP 23335AAF2

     Beginning Principal Balance of the
      Class C Notes                              $2,258,036.39   $2,258,036.39   $2,258,036.39   $2,258,036.39    $2,258,036.39

     Class C Overdue Interest, If Any            $          --   $          --   $          --   $          --    $          --
     Class C Monthly Interest                    $   14,790.14   $   14,790.14   $   14,790.14   $   14,790.14    $   14,790.14
     Class C Overdue Principal, If Any           $          --   $          --   $          --   $          --    $          --
     Class C Monthly Principal                   $          --   $          --   $          --   $          --    $          --
                                                 ------------------------------------------------------------------------------

     Ending Principal Balance of the
      Class C Notes                              $2,258,036.39   $2,258,036.39   $2,258,036.39   $2,258,036.39    $2,258,036.39
                                                 ==============================================================================

     Interest Paid Per $1,000
             Original Face $8,775,000                1.6854859       1.6854859       1.6854859       1.6854859        1.6854859
     Principal Paid Per $1,000
             Original Face $8,775,000                0.0000000       0.0000000       0.0000000       0.0000000        0.0000000
     Ending Principal
             Balance Factor                          0.2573261       0.2573261       0.2573261       0.2573261        0.2573261


                                                   Feb Report
                                                  for January
                                                    Activity
                                                 -------------
VI. CLASS C NOTE PRINCIPAL BALANCE
             CUSIP 23335AAF2

     Beginning Principal Balance of the
      Class C Notes                              $2,258,036.39

     Class C Overdue Interest, If Any            $          --
     Class C Monthly Interest                    $   14,790.14
     Class C Overdue Principal, If Any           $          --
     Class C Monthly Principal                   $          --
                                                 -------------

                                                 -------------
     Ending Principal Balance of the
      Class C Notes                              $2,258,036.39
                                                 =============

     Interest Paid Per $1,000
             Original Face $8,775,000                1.6854859
     Principal Paid Per $1,000
             Original Face $8,775,000                0.0000000
     Ending Principal
             Balance Factor                          0.2573261




                                                           Payment Date: 2/27/04

                        DVI Receivables XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004

                                                 -----------------------------------------------------------------------------
                                                  Sept Report      Oct Report     Nov Report      Dec Report     Jan Report
                                                  for August      for September   for October    for November   for December
                                                   Activity         Activity       Activity        Activity       Activity
                                                 -----------------------------------------------------------------------------
VII.  CLASS D NOTE PRINCIPAL BALANCE
        CUSIP 2333DAAG0
    Beginning Principal Balance of
        the Class D Notes                        $1,505,357.59   $1,505,357.59   $1,505,357.59   $1,505,357.59   $1,505,357.59

    Class D Overdue Interest, If Any             $          --   $          --   $          --   $          --   $          --
    Class D Monthly Interest                     $   10,462.24   $   10,462.24   $   10,462.24   $   10,462.24   $   10,462.24
    Class D Overdue Principal, If Any            $          --   $          --   $          --   $          --   $          --
    Class D Monthly Principal                    $          --   $          --   $          --   $          --   $          --
                                                 -----------------------------------------------------------------------------

    Ending Principal Balance of
        the Class D Notes                        $1,505,357.59   $1,505,357.59   $1,505,357.59   $1,505,357.59   $1,505,357.59
                                                 =============================================================================

    Interest Paid Per $1,000
        Original Face $5,850,000                     1.7884163       1.7884163       1.7884163       1.7884163       1.7884163
    Principal Paid Per $1,000
        Original Face $5,850,000                     0.0000000       0.0000000       0.0000000       0.0000000       0.0000000
    Ending Principal
        Balance Factor                               0.2573261       0.2573261       0.2573261       0.2573261       0.2573261


                                                 -------------

                                                   Feb Report
                                                  for January
                                                    Activity
                                                 -------------
VII.  CLASS D NOTE PRINCIPAL BALANCE
        CUSIP 2333DAAG0
    Beginning Principal Balance of
        the Class D Notes                        $1,505,357.59

    Class D Overdue Interest, If Any             $          --
    Class D Monthly Interest                     $   10,462.24
    Class D Overdue Principal, If Any            $          --
    Class D Monthly Principal                    $          --
                                                 -------------

    Ending Principal Balance of
        the Class D Notes                        $1,505,357.59
                                                 =============

    Interest Paid Per $1,000
        Original Face $5,850,000                     1.7884163
    Principal Paid Per $1,000
        Original Face $5,850,000                     0.0000000
    Ending Principal
        Balance Factor                               0.2573261


                                                 -----------------------------------------------------------------------------
                                                  Sept Report      Oct Report     Nov Report      Dec Report     Jan Report
                                                  for August      for September   for October    for November   for December
                                                   Activity         Activity       Activity        Activity       Activity
                                                 -----------------------------------------------------------------------------
VIII.  CLASS E NOTE PRINCIPAL BALANCE
        CUSIP 2333DAAH8
    Beginning Principal Balance of
        the Class E Notes                        $1,882,197.02   $1,882,197.02   $1,882,197.02   $1,882,197.02   $1,882,197.02

    Class E Overdue Interest, If Any             $          --   $          --   $          --   $          --   $          --
    Class E Monthly Interest                     $   16,751.55   $   16,751.55   $   16,751.55   $   16,751.55   $   16,751.55
    Class E Overdue Principal, If Any            $          --   $          --   $          --   $          --   $          --
    Class E Monthly Principal                    $          --   $          --   $          --   $          --   $          --
                                                 -----------------------------------------------------------------------------

    Ending Principal Balance of
        the Class E Notes                        $1,882,197.02   $1,882,197.02   $1,882,197.02   $1,882,197.02   $1,882,197.02
                                                 =============================================================================

    Interest Paid Per $1,000
        Original Face $7,313,000                     2.2906541       2.2906541       2.2906541       2.2906541       2.2906541
    Principal Paid Per $1,000
        Original Face $7,313,000                     0.0000000       0.0000000       0.0000000       0.0000000       0.0000000
    Ending Principal
        Balance Factor                               0.2573769       0.2573769       0.2573769       0.2573769       0.2573769


                                                 -------------

                                                   Feb Report
                                                  for January
                                                    Activity
                                                 -------------
VIII.  CLASS E NOTE PRINCIPAL BALANCE
        CUSIP 2333DAAH8
    Beginning Principal Balance of
        the Class E Notes                        $1,882,197.02

    Class E Overdue Interest, If Any             $          --
    Class E Monthly Interest                     $   16,751.55
    Class E Overdue Principal, If Any            $          --
    Class E Monthly Principal                    $          --
                                                 -------------

    Ending Principal Balance of
        the Class E Notes                        $1,882,197.02
                                                 =============

    Interest Paid Per $1,000
        Original Face $7,313,000                     2.2906541
    Principal Paid Per $1,000
        Original Face $7,313,000                     0.0000000
    Ending Principal
        Balance Factor                               0.2573769

                                                 -----------------------------------------------------------------------------
                                                  Sept Report      Oct Report     Nov Report      Dec Report     Jan Report
                                                  for August      for September   for October    for November   for December
                                                   Activity         Activity       Activity        Activity       Activity
                                                 -----------------------------------------------------------------------------
IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE
    Beginning Residual Principal Balance         $2,261,945.82   $2,261,945.82   $2,261,945.82   $2,261,945.82   $2,261,945.82

    Residual Interest                            $          --   $          --   $          --   $          --   $          --
    Residual Principal                           $          --   $          --   $          --   $          --   $          --
                                                 -----------------------------------------------------------------------------

    Ending Residual Principal Balance            $2,261,945.82   $2,261,945.82   $2,261,945.82   $2,261,945.82   $2,261,945.82
                                                 =============================================================================


                                                 -------------

                                                   Feb Report
                                                  for January
                                                    Activity
                                                 -------------

IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE
    Beginning Residual Principal Balance         $2,261,945.82

    Residual Interest                            $          --
    Residual Principal                           $          --
                                                 -------------

    Ending Residual Principal Balance            $2,261,945.82
                                                 =============



                                                 -----------------------------------------------------------------------------
                                                  Sept Report      Oct Report     Nov Report      Dec Report     Jan Report
                                                  for August      for September   for October    for November   for December
                                                   Activity         Activity       Activity        Activity       Activity
                                                 -----------------------------------------------------------------------------
X. PAYMENT TO SERVICER
     -Collection period Servicer Fee             $   28,236.30   $   26,972.31   $   25,833.51   $   24,714.60   $   23,318.95
     -Servicer Advance Reimbursement             $          --   $          --   $          --   $          --   $          --
     -Less Netting Amount                        $          --   $          --   $          --   $          --   $          --
     -Tax, Maintenance, Late Charges, Bank
        Interest, and other amounts              $   54,463.40   $   74,167.96   $   69,212.17   $   67,694.45   $   68,594.35
                                                 -----------------------------------------------------------------------------
    Total amounts due to Servicer                $   82,699.70   $  101,140.27   $   95,045.68   $   92,409.05   $   91,913.30
                                                 =============================================================================


                                                 ------------------------------
                                                                    Aggregate
                                                   Feb Report       Amounts of
                                                  for January       Sept - Feb
                                                    Activity          Reports
                                                 ------------------------------
X. PAYMENT TO SERVICER
     -Collection period Servicer Fee             $   22,027.56    $  151,103.23
     -Servicer Advance Reimbursement             $1,635,099.97    $1,635,099.97
     -Less Netting Amount                        $ (191,722.95)   $ (191,722.95)
     -Tax, Maintenance, Late Charges, Bank
        Interest, and other amounts              $   72,048.48    $  406,180.81
                                                 ------------------------------
    Total amounts due to Servicer                $1,537,453.06    $2,000,661.06
                                                 ==============================

                       DVI Receivables XI, L.L.C. 2000-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004


                                                   Sept Report      Oct Report       Nov Report       Dec Report       Jan Report
                                                   for August      for September    for October      for November     for December
                                                    Activity         Activity         Activity         Activity         Activity
                                                 ----------------------------------------------------------------------------------
XI. AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A
 Aggregate Discounted Contract
  Balance, as defined in Indenture
  Agreement, at the beginning of the
  related Collection Period                      $57,545,159.46   $57,290,383.20   $55,847,721.11   $54,453,477.50   $51,288,637.10

 Aggregate Discounted Contract
  Balance of Additional Contracts
  acquired during Collection Period              $           --   $           --   $           --   $           --   $           --

 Decline in Aggregate Discounted
  Contract Balance                               $   254,776.26   $ 1,442,662.09   $ 1,394,243.61   $ 3,164,840.40   $   921,199.25
                                                 ----------------------------------------------------------------------------------
 Aggregate Discounted Contract Balance, as
  defined in Indenture Agreement, at the
  ending of the related Collection Period        $57,290,383.20   $55,847,721.11   $54,453,477.50   $51,288,637.10   $50,367,437.85
                                                 ==================================================================================

 Components of Decline in Aggregate Discounted
  Contract Balance:
  - Principal portion of Contract Payments and
      Servicer Advances                          $   247,763.41   $ 1,384,040.75   $ 1,392,692.36   $ 2,189,387.81   $   474,567.61
  - Principal portion of Prepayment Amounts      $       567.19   $    23,377.22   $     1,551.25   $    32,284.74   $   446,631.65
  - Principal portion of Contracts repurchased
      under Indenture Agreement Section 4.02     $           --   $           --   $           --   $           --   $           --
  - Aggregate Discounted Contract Balance of
      Contracts that have become Defaulted
      Contracts during the Collection Period     $     6,445.66   $    35,244.12   $           --   $   943,167.85   $           --
  - Aggregate Discounted Contract Balance of
      Substitute Contracts added during
      Collection Period                          $           --   $           --   $           --   $           --   $           --
  - Aggregate Discounted Contract Balance of
      Predecessor Contracts withdrawn during
      Collection Period                          $           --   $           --   $           --   $           --   $           --
                                                 ----------------------------------------------------------------------------------
         Total Decline in Aggregate Discounted
            Contract Balance                     $   254,776.26   $ 1,442,662.09   $ 1,394,243.61   $ 3,164,840.40   $   921,199.25
                                                 ==================================================================================

POOL B
 Aggregate Discounted Contract Balance, as
     defined in Indenture Agreement, at the
     beginning of the related Collection
     Period                                      $17,751,629.06   $17,029,260.51   $16,313,194.32   $15,462,234.12   $14,529,016.91

 Aggregate Discounted Contract Balance of
     Additional Contracts acquired during
     Collection Period                           $           --   $           --   $           --   $           --   $           --

 Decline in Aggregate Discounted
     Contract Balance                            $   722,368.55   $   716,066.19   $   850,960.20   $   933,217.21   $   589,542.94
                                                 ----------------------------------------------------------------------------------
 Aggregate Discounted Contract Balance,
     as defined in Indenture Agreement,
     at the ending of the related
     Collection Period                           $17,029,260.51   $16,313,194.32   $15,462,234.12   $14,529,016.91   $13,939,473.97
                                                 ==================================================================================

 Components of Decline in Aggregate Discounted
   Contract Balance:
   - Principal portion of Contract Payments and
       Servicer Advances                         $   381,222.73   $   663,783.88   $   792,108.82   $   866,718.84   $   558,153.62
   - Principal portion of Prepayment Amounts     $   215,863.04   $    52,282.31   $           --   $       400.84   $       739.13
   - Principal portion of Contracts repurchased
       under Indenture Agreement Section 4.02    $           --   $           --   $           --   $           --   $           --
   - Aggregate Discounted Contract
       Balance of Contracts that have become
       Defaulted Contracts during the
       Collection Period                         $   125,282.78   $           --   $    58,851.38   $    66,097.53   $    30,650.19
   - Aggregate Discounted Contract Balance of
       Substitute Contracts added during
       Collection Period                         $           --   $           --   $           --   $           --   $           --
   - Aggregate Discounted Contract Balance of
       Predecessor Contracts withdrawn during
       Collection Period                         $           --   $           --   $           --   $           --   $           --
                                                 ----------------------------------------------------------------------------------
         Total Decline in Aggregate Discounted
            Contract Balance                     $   722,368.55   $   716,066.19   $   850,960.20   $   933,217.21   $   589,542.94
                                                 ==================================================================================

AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE
 END OF THE RELATED COLLECTION PERIOD            $74,319,643.71   $72,160,915.43   $69,915,711.62   $65,817,654.02   $64,306,911.82
                                                 ==================================================================================



                                                   Feb Report
                                                  for January
                                                    Activity
                                                 --------------
XI. AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A
 Aggregate Discounted Contract
  Balance, as defined in Indenture
  Agreement, at the beginning of the
  related Collection Period                      $50,367,437.85

 Aggregate Discounted Contract
  Balance of Additional Contracts
  acquired during Collection Period              $           --

 Decline in Aggregate Discounted
  Contract Balance                               $16,315,803.85
                                                 --------------
 Aggregate Discounted Contract Balance, as
  defined in Indenture Agreement, at the
  ending of the related Collection Period        $34,051,634.00
                                                 ==============

 Components of Decline in Aggregate Discounted
  Contract Balance:
  - Principal portion of Contract Payments and
      Servicer Advances                          $ 1,133,654.38
  - Principal portion of Prepayment Amounts      $     1,003.06
  - Principal portion of Contracts repurchased
      under Indenture Agreement Section 4.02     $           --
  - Aggregate Discounted Contract Balance of
      Contracts that have become Defaulted
      Contracts during the Collection Period     $15,181,146.41
  - Aggregate Discounted Contract Balance of
      Substitute Contracts added during
      Collection Period                          $           --
  - Aggregate Discounted Contract Balance of
      Predecessor Contracts withdrawn during
      Collection Period                          $           --
                                                 --------------
         Total Decline in Aggregate Discounted
            Contract Balance                     $16,315,803.85
                                                 ==============

POOL B
 Aggregate Discounted Contract Balance, as
     defined in Indenture Agreement, at the
     beginning of the related Collection
     Period                                      $13,939,473.97

 Aggregate Discounted Contract Balance of
     Additional Contracts acquired during
     Collection Period                           $           --

 Decline in Aggregate Discounted
     Contract Balance                            $ 1,678,402.17
                                                 --------------
 Aggregate Discounted Contract Balance,
     as defined in Indenture Agreement,
     at the ending of the related
     Collection Period                           $12,261,071.81
                                                 ==============

 Components of Decline in Aggregate Discounted
   Contract Balance:
   - Principal portion of Contract Payments and
       Servicer Advances                         $   671,882.12
   - Principal portion of Prepayment Amounts     $   299,072.42
   - Principal portion of Contracts repurchased
       under Indenture Agreement Section 4.02    $           --
   - Aggregate Discounted Contract
       Balance of Contracts that have become
       Defaulted Contracts during the
       Collection Period                         $   707,447.63
   - Aggregate Discounted Contract Balance of
       Substitute Contracts added during
       Collection Period                         $           --
   - Aggregate Discounted Contract Balance of
       Predecessor Contracts withdrawn during
       Collection Period                         $           --
                                                 --------------
         Total Decline in Aggregate Discounted
            Contract Balance                     $ 1,678,402.17
                                                 ==============

AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE
 END OF THE RELATED COLLECTION PERIOD            $46,312,705.81
                                                 ==============

                        DVI Receivables XI, L.L.C 2000-1
                                SERVICER REPORT
                     For the payment Date February 27, 2004


XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

                                                     Sept Report         Oct Report         Nov Report         Dec Report
                                                      for August       for September       for October        for November
                                                       Activity           Activity           Activity           Activity
Lease #                                            ------------------------------------------------------------------------
(See EXHIBIT A)
Pool A Total Discounted Present Value              $      6,445.66    $     41,689.78    $     41,689.78    $    984,857.63
Pool B Total Discounted Present Value              $    125,282.78    $    125,282.78    $    184,134.16    $    250,231.69
                                                   ------------------------------------------------------------------------

a)  Discounted Contract Balances of all
    Defaulted Contracts                            $    131,728.44    $    166,972.56    $    225,823.94    $  1,235,089.32
b)  ADCB at Closing Date                           $292,528,909.43    $292,528,909.43    $292,528,909.43    $292,528,909.43
c)  (Cannot Exceed 6% over the Life of the Pool)              0.05%              0.06%              0.08%              0.42%

                                                      Jan Report         Feb Report
                                                     for December       for January
Lease #                                                Activity           Activity
                                                   ----------------------------------
(See EXHIBIT A)
Pool A Total Discounted Present Value              $    984,857.63    $ 16,166,004.04
Pool B Total Discounted Present Value              $    280,881.88    $    988,329.51
                                                   ----------------------------------

a)  Discounted Contract Balances of all
    Defaulted Contracts                            $  1,265,739.51    $ 17,154,333.55
b)  ADCB at Closing Date                           $292,528,909.43    $292,528,909.43
c)  (Cannot Exceed 6% over the Life of the Pool)              0.43%              5.86%

* The amount used as the Discounted Contract Balance is computed immediately prior to the time the Contract became a Defaulted Contract in accordance with the definition of Discounted Contract Balance, and pursuant to that definition does not include amounts that were previously advanced as Servicer Advances. Servicer Advances in the amount of $1,635,099.97 have been reimbursed to DVI Financial Services, Inc. in accordance with the terms of the Settlement Agreement.


XIII.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-PREPAYMENTS (POOL A)



                                                                                                    Predecessor
                                                          Discounted            Predecessor          Discounted
Lease #                                                 Present Value            Lease #           Present Value
                                                       ---------------         -----------        ---------------
3155-007                                               $    188,552.08          1231-033          $  1,243,525.87
3155-008                                               $    535,706.60          1572-003          $    878,621.70
3205-002                                               $  3,111,829.21          2421-001          $  1,711,098.71
3307-002                                               $    767,314.06          1046-501          $    639,976.34
3330-004                                               $    756,617.60          1100-503          $    659,108.62
                                                       ---------------
                                                                                1912-002          $    107,797.25
                                                                                                  ---------------
                         Totals:                       $  5,360,019.55                            $  5,240,128.49

a) Discounted Contract Balances of
   All Prepaid Contracts                                                                          $  5,240,128.49
b) ADCB of Pool A at Closing Date                                                                 $202,195,615.75
c) (Cannot Exceed 10% Over the Life of
   the Pool)                                                                                                 2.59%

Data for Current Reporting Period
   Substitutions

a) Total Discounted Contract Balance of
   Predecessor Receivables                                                     $      --
b) Total Discounted Contract Balance of
   Substitute Receivables                                                      $      --
c) If (a) > (b), amount to be deposited in
   Collection Account per Contribution & Servicing
   Agreement 7.02                                                              $      --

Changes in any of the above detail during the
   related Collection Period (August to January)                                YES     [ ]        NO  [X]


CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-
  PREPAYMENTS (POOL B)                                                                             Predecessor
                                                          Discounted           Predecessor          Discounted
Lease #                                                  Present Value           Lease #           Present Value
-------                                                ------------------   ---------------       ---------------
3305-001                                               $  1,004,680.88          1047-501          $     77,392.98
                                                       ---------------          1100-504          $     93,947.73
                                                                                1344-026          $     17,225.68
                                                                                1344-029          $     63,104.76
                                                                                1344-030          $      2,292.14
                                                                                1347-010          $      5,382.42
                                                                                1347-011          $    202,500.53
                                                                                1347-012          $    194,679.35
                                                                                1791-008          $     10,844.23
                                                                                1791-010          $     60,297.19
                                                                                1791-011          $      9,057.14
                                                                                1791-012          $      9,708.25
                                                                                2097-004          $     44,783.62
                                                                                2454-001          $     80,861.15
                                                                                2454-003          $     86,291.63
                                                                                1101-524          $     27,639.26
                                                                                                  ---------------
                                         TOTAL         $  1,004,680.88                            $    986,008.06

a) Discounted Contract Balances of
   Contracts                                                                                      $    986,008.06
b) ADCB of Pool B at Closing Date                                                                 $ 90,333,293.68
c) (Cannot Exceed 10% Over the Life
   Unless Rating Agency Approves)                                                                            1.09%

Data for Current Reporting Period
 Substitutions

a) Total Discounted Contract Balance of                                       $       --
b) Total Discounted Contract Balance of                                       $       --
c) If (a) > (b), amount to be deposited in
   Collection Account per Contribution &
   Servicing Agreement 7.02                                                   $       --

Changes in any of the above detail during the
  related Collection Period (August to January)                               YES [ ]              NO  [X]

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS-NON-PERFORMING (POOL A)

                                                                                                   Predecessor
                                                           Discounted        Predecessor            Discounted
Lease #                                                   Present Value         Lease #            Present Value
-------                                                ------------------   ---------------       ---------------
2841-002                                               $       980,724.35       2207-005          $  1,326,497.89
2908-001                                               $       131,731.36
2002476-2                                              $       169,739.33
              Cash                                     $        44,302.85
1999-004                                               $     2,985,811.62       1881-005          $  2,387,877.73
3155-007                                               $       335,553.30       4284-402          $    335,553.30
1504-013                                               $     1,221,375.67       2557-001          $  1,323,430.38
              Cash                                     $       102,054.71
3698-001                                               $     2,192,917.65       1969-006          $  1,246,104.58
3702-007                                               $     2,491,584.11       973-024           $     23,059.86
                                                       ------------------
                                                                                1081-502          $  1,402,638.25
                                                                                1629-016          $    227,769.98
                                                                                1191-501          $     50,901.66
                                                                                2407-001          $  1,156,266.41
                                                                                2407-002          $    650,353.97
                                                                                                  ---------------
                       Totals:                         $    10,655,794.95                         $ 10,130,454.01


a) Discounted Contract Balances of all Non-Performing
   Contracts                                                                                      $ 10,130,454.01
b) ADCB of Pool A at Closing Date                                                                 $202,195,615.75
c) (Cannot Exceed 10% Over the Life of the Pool)                                                             5.01%

Data for Current Reporting Period Substitutions

a) Total Discounted Contract Balance of Predecessor
   Receivables                                                                  $     --
b) Total Discounted Contract Balance of Substitute
   Receivables                                                                  $     --
c) If (a) > (b), amount to be deposited in Collection
   Account per Contribution & Servicing Agreement 7.02                          $     --

Changes in any of the above detail during the related
  Collection Period  (August to January)                                           YES [ ]             NO    [X]


CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS -GENERAL RIGHTS (POOL B)

                                                                                                   Predecessor
                                                           Discounted        Predecessor            Discounted
Lease #                                                   Present Value         Lease #            Present Value
-------                                                ------------------   ---------------       ---------------
1679-002                                               $       506,250.32       2207-004          $    611,746.22
1218-020                                               $       200,642.43
                                                       ------------------                         ----------------
                                          Totals:      $       706,892.75                         $    611,746.22

a) Discounted Contract Balances of All Non-Performing
   Contracts and of all Contracts Substituted                                                     $    611,746.22
b) ADCB of Pool B at Closing Date                                                                 $ 90,333,293.68
c) (Cannot Exceed 10% Over the Life of the Pool)                                                             0.68%

Data for Current Reporting Period Substitutions

a) Total Discounted Contract Balance of Predecessor
   Receivables                                                                   $    --
b) Total Discounted Contract Balance of Substitute
   Receivables                                                                   $    --
c) If (a) > (b), amount to be deposited in Collection
   Account per Contribution & Servicing Agreement 7.02                           $    --

Changes in any of the above detail during the related
   Collection Period  (August to January)                                         YES  [ ]          NO    [X]

                        DVI Receivables XI, L.L.C 2000-1
                                SERVICER REPORT
                     For the payment Date February 27, 2004

XV.  POOL PERFORMING MEASUREMENTS


                                                           Sept Report        Oct Report        Nov Report         Dec Report
                                                           for August       for September      for October       for November
                                                            Activity           Activity          Activity          Activity
                                                       ----------------   ----------------   ----------------   ----------------
1. Aggregate Discounted Contract Balance
   Contracts Delinquent > 90 days

   - This Month:                                       $   1,138,672.55   $   1,437,108.84   $  12,239,558.52   $  16,981,737.09
   -1 Month Prior:                                     $   1,035,278.73   $   1,138,672.55   $   1,437,108.84   $  12,239,558.52
   -2 Months Prior:                                    $   1,084,158.27   $   1,035,278.73   $   1,138,672.55   $   1,437,108.84
   Total                                               $   3,258,109.55   $   3,611,060.12   $  14,815,339.90   $  30,658,404.44

  a) 3 Month Average:                                  $   1,086,036.52   $   1,203,686.71   $   4,938,446.63   $  10,219,468.15

   Total Outstanding Contracts

   - This Month:                                       $  74,319,643.71   $  72,160,915.43   $  69,915,711.62   $  65,817,654.03
   -1 Month Prior:                                     $  75,296,788.52   $  74,319,643.71   $  72,160,915.43   $  69,915,711.62
   -2 Months Prior:                                    $  79,320,254.24   $  75,296,788.52   $  74,319,643.71   $  72,160,915.43
   Total                                               $ 228,936,686.47   $ 221,777,347.66   $ 216,396,270.77   $ 207,894,281.08

  b) 3 Month Average:                                  $  76,312,228.82   $  73,925,782.55   $  72,132,090.26   $  69,298,093.69
  c) a/b                                                           1.42%              1.63%              6.85%             14.75%

2. Does a Delinquency Condition Exist
   (1c >6%)?                                                         NO                 NO                YES                YES
                                                       ----------------   ----------------   ----------------   ----------------


3. Restricting Event Check

  A. A Delinquency Condition Exists for
     Current Period?                                                 NO                 NO                YES                YES
                                                       ----------------   ----------------   ----------------   ----------------
  B. An Indenture Event of Default has occurred
     and is then Continuing? *                                      YES                YES                YES                YES
                                                       ----------------   ----------------   ----------------   ----------------

4. Has a Servicer Event of Default Occurred? *                      YES                YES                YES                YES
                                                       ----------------   ----------------   ----------------   ----------------

5. Amortization Event Check

  A. Is 1c > 8%?                                                     NO                 NO                 NO                YES
                                                       ----------------   ----------------   ----------------   ----------------
  B. Bankruptcy, Insolvency, Reorganization, Default,
     Violation of any Covenant or Obligation not
     Remedied within 90 days?                                       YES                YES                YES                YES
                                                       ----------------   ----------------   ----------------   ----------------
  C. As of any Determination Date, the sum of all
     Defaulted Contracts since the Closing Date
     exceeds 6% of the ADCB on the Closing Date?                     NO                 NO                 NO                 NO
                                                       ----------------   ----------------   ----------------   ----------------

6. Aggregate Discounted Contract Balance at
   Closing Date                                        $ 292,528,909.43   $ 292,528,909.43   $ 292,528,909.43   $ 292,528,909.43

   Aggregate Discounted Contract Balances
   (A.D.C.B.) of Contracts listed as more
   than:

   A.D.C.B **

   30 Days Overdue                                     $  13,693,700.03   $  10,139,869.48   $   5,622,659.85   $   5,489,536.04
   60 Days Overdue                                     $   1,209,819.03   $  10,791,326.66   $   6,600,835.55   $   1,716,510.57
   90 Days Overdue                                     $   1,006,502.92   $     266,694.89   $  10,821,059.89   $   5,646,191.77
   120 Days Overdue                                    $      98,458.90   $     968,843.16   $     268,142.00   $  11,095,979.02
   150 Days Overdue                                    $      33,710.73   $     201,570.79   $   1,150,356.62   $     239,566.30
   180 Days Overdue                                    $             --   $             --   $             --   $             --
                                                       -------------------------------------------------------------------------
                                                       $  16,042,191.61   $  22,368,304.98   $  24,463,053.91   $  24,187,783.70
   A.D.C.B. at end of the collection period            $  74,319,643.71   $  72,160,915.43   $  69,915,711.62   $  65,817,654.03
   % OF TOTAL
   A.D.C.B

   30 Days Overdue                                               18.425%            14.052%             8.042%             8.341%
   60 Days Overdue                                                1.628%            14.955%             9.441%             2.608%
   90 Days Overdue                                                1.354%             0.370%            15.477%             8.579%
   120 Days Overdue                                               0.132%             1.343%             0.384%            16.859%
   150 Days Overdue                                               0.045%             0.279%             1.645%             0.364%
   180 Days Overdue                                               0.000%             0.000%             0.000%             0.000%

* Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement events of default listed under Section XV that occurred prior to February 24, 2004 are waived.

** Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include scheduled present value and unpaid balances.



                                                          Jan Report        Feb Report
                                                         for December       for January
                                                           Activity          Activity
                                                       ----------------   ----------------
1. Aggregate Discounted Contract Balance
   Contracts Delinquent > 90 days

   - This Month:                                       $  18,867,240.56   $   5,999,217.81
   -1 Month Prior:                                     $  16,981,737.09   $  18,867,240.56
   -2 Months Prior:                                    $  12,239,558.52   $  16,981,737.09
   Total                                               $  48,088,536.17   $  41,848,195.46

  a) 3 Month Average:                                  $  16,029,512.06   $  13,949,398.49

   Total Outstanding Contracts

   - This Month:                                       $  64,306,911.83   $  46,312,705.81
   -1 Month Prior:                                     $  65,817,654.03   $  64,306,911.83
   -2 Months Prior:                                    $  69,915,711.62   $  65,817,654.03
   Total                                               $ 200,040,277.48   $ 176,437,271.67

  b) 3 Month Average:                                  $  66,680,092.49   $  58,812,423.89
  c) a/b                                                          24.04%             23.72%

2. Does a Delinquency Condition Exist
   (1c >6%)?                                                        YES                YES
                                                       ----------------   ----------------


3. Restricting Event Check

  A. A Delinquency Condition Exists for
     Current Period?                                                YES                YES
                                                       ----------------   ----------------
  B. An Indenture Event of Default has occurred
     and is then Continuing? *                                      YES                YES
                                                       ----------------   ----------------

4. Has a Servicer Event of Default Occurred? *                      YES                YES
                                                       ----------------   ----------------

5. Amortization Event Check

  A. Is 1c > 8%?                                                    YES                YES
                                                       ----------------   ----------------
  B. Bankruptcy, Insolvency, Reorganization, Default,
     Violation of any Covenant or Obligation not
     Remedied within 90 days?                                       YES                YES
                                                       ----------------   ----------------
  C. As of any Determination Date, the sum of all
     Defaulted Contracts since the Closing Date
     exceeds 6% of the ADCB on the Closing Date?                     NO                 NO
                                                       ----------------   ----------------

6. Aggregate Discounted Contract Balance at
   Closing Date                                        $ 292,528,909.43   $ 292,528,909.43

   Aggregate Discounted Contract Balances
   (A.D.C.B.) of Contracts listed as more
   than:

   A.D.C.B. **

   30 Days Overdue                                     $   5,932,878.64   $   5,141,777.81
   60 Days Overdue                                     $     761,988.39   $   1,042,008.54
   90 Days Overdue                                     $   1,499,215.36   $     354,996.76
   120 Days Overdue                                    $   5,699,660.33   $   1,491,776.21
   150 Days Overdue                                    $  11,668,364.88   $   4,152,444.84
   180 Days ,Overdue                                   $             --   $             --
                                                       -----------------------------------
                                                       $  25,562,107.59   $  12,183,004.16
   A.D.C.B. at end of the collection period            $  64,306,911.83   $  46,312,705.81
   % OF TOTAL
   A.D.C.B

   30 Days Overdue                                                9.226%            11.102%
   60 Days Overdue                                                1.185%             2.250%
   90 Days Overdue                                                2.331%             0.767%
   120 Days Overdue                                               8.863%             3.221%
   150 Days Overdue                                              18.145%             8.966%
   180 Days Overdue                                               0.000%             0.000%

* Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement events of default listed under Section XV that occurred prior to February 24, 2004 are waived.

** Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include scheduled present value and unpaid balances.

                        DVI Receivables XI, L.L.C 2000-1
                                SERVICER REPORT
                     For the payment Date February 27, 2004

EXHIBIT # A - DETAIL ON DEFAULTED CONTRACTS*

                                                  SCHEDULED
DEFAULT MONTH          CONTRACT #       POOL   DEFAULT AMOUNT
-------------          ----------       ----   --------------
    Aug-03            2000664-001        A     $    6,445.66
    Aug-03            0001271-517        B     $  125,282.78
    Sep-03            2000350-001        A     $   35,244.12
    Oct-03            9906004-301        A     $          --
    Oct-03            0001254-501        B     $   25,864.37
    Oct-03            9902003-701        B     $   32,987.01
    Nov-03            0001459-005        A     $   71,973.87
    Nov-03            0001504-013        A     $  871,193.98
    Nov-03            0002413-002        B     $   66,097.53
    Dec-03            0001235-501        B     $   30,650.19
    Jan-04            0001527-003        A     $  186,359.66
    Jan-04            0001527-004        A     $  166,789.83
    Jan-04            0001831-006        A     $   40,985.46
    Jan-04            0001927-002        A     $   28,537.90
    Jan-04            0002287-001        A     $  465,200.13
    Jan-04            0002287-002        A     $   78,139.39
    Jan-04            0002378-001        A     $2,510,477.71
    Jan-04            0002419-002        A     $   87,767.60
    Jan-04            0002468-001        A     $  275,136.46
    Jan-04            0002468-002        A     $  265,609.39
    Jan-04            0003307-002        A     $  512,180.76
    Jan-04            0003330-004        A     $  505,040.93
    Jan-04            0003698-001        A     $2,326,700.99
    Jan-04            0003702-007        A     $2,510,667.03
    Jan-04            9901628-401        A     $    2,318.80
    Jan-04            9901974-401        A     $    5,453.21
    Jan-04            9901974-402        A     $    5,477.53
    Jan-04            0002405-004        A     $2,313,787.65
    Jan-04            0002405-006        A     $2,252,635.78
    Jan-04            0002419-001        A     $  526,387.57
    Jan-04            0004282-401        A     $  115,492.64
    Jan-04            0003305-001        B     $  670,622.84
    Jan-04            0001831-005        B     $   17,717.88
    Jan-04            0001831-007        B     $   19,106.90

* The amount used as the Discounted Contract Balance is computed immediately prior to the time the Contract became a Defaulted Contract in accordance with the definition of Discounted Contract Balance, and pursuant to that definition does not include amounts that were previously advanced as Servicer Advances. Servicer Advances in the amount of $1,635,099.97 have been reimbursed to DVI Financial Services, Inc. in accordance with the terms of the Settlement Agreement.

                        DVI Receivables XI, L.L.C 2000-1
                                SERVICER REPORT
                     For the payment Date February 27, 2004



DVIFS and USBPS were each involved in the preparation of this report, and each reviewed the procedures undertaken and decisions made by the other entity in connection therewith. Each of DVIFS and USBPS relied solely on the trustee and its records as to reported disbursements. With respect to the Contract data provided, USBPS's figures are based on original data from DVIFS, with respect to which DVIFS has performed a cash reconciliation. Although USBPS has reviewed the procedures used in and results of this cash reconciliation, USBPS cannot warrant this data and accordingly disclaims any liability for the accuracy of this data. USBPS performed the calculations made in this report and prepared the actual reports. Although DVIFS reviewed these calculations and the related reports and believes them to be accurate, DVIFS cannot warrant the calculations. USBPS is responsible only for its own calculations. Notwithstanding the foregoing, to the best knowledge of each of USBPS and DVIFS, this report is accurate and complete in all material respects and fairly states the matters set forth in this report.

/s/ Joseph A. Andries
--------------------------------------------------------
Approved by: Joseph A. Andries, Senior Vice President
  of U.S. Bank Portfolio Services

/s/ Montgomery W. Cornell
--------------------------------------------------------
APPROVED BY: MONTGOMERY W. CORNELL, AUTHORIZED SIGNATORY
  OF DVI FINANCIAL SERVICES, INC.